EXHIBIT 10.1

     SIXTH AMENDMENT TO CREDIT AGREEMENT dated as of April 16, 1997 by and among Mothers Work, Inc., a Delaware corporation ("MWI") on its own behalf and as successor, by merger, to Motherhood Maternity Shops, Inc., a Delaware corporation ("Motherhood"), Cave Springs, Inc., a Delaware corporation ("Cave"), The Page Boy Company, Inc., a Delaware corporation ("Page Boy") and Mothers Work (R.E.), Inc., a Pennsylvania corporation ("MW-RE") (each, a "Borrower", and collectively, jointly and severally, the "Borrowers"), and CoreStates Bank, N.A., successor to Meridian Bank ("Bank").

BACKGROUND

     The Borrowers and the Bank are parties to a Credit Agreement dated as of August 1, 1995, as first amended September 1, 1995, as second amended January 25, 1996, as third amended May 31, 1996, as fourth amended September 30, 1996 and as fifth amended January 31, 1997 (the "Credit Agreement") pursuant to which the Bank established, in favor of the Borrowers, a credit facility in an aggregate principal amount of $24,094,684.93, subject to the terms and conditions set forth therein. Borrowers have requested the Bank to modify certain of the terms of the Credit Agreement, including certain of the financial covenants set forth in the Credit Agreement, which the Bank is willing to do, all on the terms and conditions set forth herein. Capitalized terms used herein, and not otherwise defined, shall have the meanings ascribed to them in the Credit Agreement.

AGREEMENTS

     The parties hereto, intending to be legally bound, hereby agree:

     1. Section 1.01 of the Credit Agreement shall be modified by deleting the definition of "Revolving Credit Termination Date" found therein, and by substituting therefor the following:

     "Revolving Credit Termination Date" shall mean the earlier to occur of (i) July 31, 1999, and (ii) such date as the Revolving Credit Loan shall otherwise be payable in full and the Revolving Credit Commitment shall terminate, expire or be cancelled in accordance with the terms of this Agreement.

     2. Section 7.07 of the Credit Agreement shall be amended by deleting the language found therein in its entirety, and by substituting therefor the following:

     "SECTION 7.07. Total Senior Funded Debt to Operating Cash Flow Ratio. Permit, at any time, the ratio of (x)


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     Total Senior Funded Debt of MWI and its Subsidiaries on a Consolidated
     basis, to (y) Operating Cash Flow of MWI and its Subsidiaries on a Consolidated basis for the four most recent consecutive fiscal quarters ending on or immediately preceding such date of determination to be greater than the respective amounts set forth below for the periods indicated:

                           Period                                       Ratio
                           ------                                       -----
                  During the Fiscal Quarter
                    ending March 31, 1997                             5.25:1.00

                  During the Fiscal Quarter
                    ending June 30, 1997                              5.75:1.00

                  During the Fiscal Quarter
                    ending Sept. 30, 1997                             5.25:1.00

                  During the  Fiscal Quarter
                    ending Dec. 31, 1997                              4.85:1.00

                  During the  Fiscal Quarter
                    ending March 31, 1998                             4.85:1.00

                  During the  Fiscal Quarter
                    ending June 30, 1998                              4.85:1.00

                  During the  Fiscal Quarter
                    ending Sept. 30, 1998                             4.60:1.00

                  During the  Fiscal Quarter
                    ending Dec. 31, 1998                              4.50:1.00

                  During the  Fiscal Quarter
                    ending March 31, 1999,
                    and thereafter                                    4.50:1.00

provided, however, that for purposes of these calculations, any charges incurred in any fiscal period resulting from the application of FASB 121 (Accounting for the Impairment of Long-Lived Assets, and Long-Lived Assets to be Disposed Of) shall not be included for purposes of determining Net Income for that period.

     3. Section 7.08 of the Credit Agreement shall be amended by deleting the language found therein in its entirety, and by substituting therefor the following:

     SECTION 7.08. Ratio of Operating Cash Flow to Interest Expense, Current Portion of Long-Term Debt and Capital Expenditures. Permit, at any time, the ratio of Operating Cash Flow of MWI and its Subsidiaries on a


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     Consolidated basis for the four most recent consecutive fiscal quarters ending on or immediately preceding such date of determination to the aggregate of (x) the Interest Expense plus (y) the Capital Expenditures incurred during the same four most recent fiscal quarters, plus (z) the Current Portion of Long-Term Debt, calculated as of the date of such determination, to be less than the respective amounts set forth below for the periods indicated:

                           Period                                       Ratio
                           ------                                       -----
                  During the Fiscal Quarter
                    ending March 31, 1997                             0.70:1.00

                  During the Fiscal Quarter
                    ending June 30, 1997                              0.70:1.00

                  During the Fiscal Quarter
                    ending Sept. 30, 1997                             0.80:1.00

                  During the  Fiscal Quarter
                    ending Dec. 31, 1997                              0.90:1.00

                  During the  Fiscal Quarter
                    ending March 31, 1998                             1.00:1.00

                  During the  Fiscal Quarter
                    ending June 30, 1998                              1.00:1.00

                  During the  Fiscal Quarter
                    ending Sept. 30, 1998                             1.10:1.00

                  During the  Fiscal Quarter
                    ending Dec. 31, 1998                              1.20:1.00

                  During the  Fiscal Quarter
                    ending March 31, 1999,
                    and thereafter                                    1.30:1.00

provided, however, that for purposes of these calculations, any charges incurred in any fiscal period resulting from the application of FASB 121 (Accounting for the Impairment of Long-Lived Assets, and Long-Lived Assets to be Disposed Of) shall not be included for purposes of determining Net Income for that period.

     4. Section 7.09 of the Credit Agreement shall be amended by deleting the language found therein in its entirety, and by substituting therefor the following:

     "SECTION 7.09. Current Ratio. Permit the ratio of the Current Assets to the Current Liabilities to, at any


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     time, be less than the respective amounts set forth below for the periods indicated:

                           Period                                       Ratio
                           ------                                       -----
                  During the Fiscal Quarter
                    ending March 31, 1997                             1.90:1.00

                  During the Fiscal Quarter
                    ending June 30, 1997                              2.00:1.00

                  During the Fiscal Quarter
                    ending Sept. 30, 1997                             2.10:1.00

                  During the  Fiscal Quarter
                    ending Dec. 31, 1997,
                    and thereafter                                    2.25:1.00

     5. Section 7.10 of the Credit Agreement shall be amended by deleting the language found therein in its entirety, and by substituting therefore the following:

     "SECTION 7.10. Net Income. Permit Net Income of MWI and its Subsidiaries on a Consolidated basis to be less than zero (i) for any fiscal year, commencing with the fiscal year ending September 30, 1998 or (ii) in any two consecutive fiscal quarters, commencing with the fiscal quarter ending December 31, 1997."

     6. Each of the Borrowers covenants and agrees with the Bank that until the payment of all Obligations, the termination or expiration of all Letters of Credit and the Premises Letter of Credit and payment in full of all (i) principal of and interest on all Notes, (ii) amounts under any Letter of Credit and the Premises Letter of Credit, and (iii) fees, expenses and other payment Obligations then being due and payable hereunder, it will not permit the Operating Cash Flow of MWI and its Subsidiaries on a Consolidated basis, as of the end of any twelve month period ending on, or immediately preceding, the dates set forth below, to be less than the amounts set forth below:

                    For the Twelve                            Minimum Operating
                  Month Period Ending:                           Cash Flow
                  --------------------                        -----------------
                     March 31, 1997                             $20,500,000

                     April 30, 1997                             $20,500,000

                     May 31, 1997                               $20,500,000

                     June 30, 1997                              $19,000,000


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                     July 31, 1997                              $19,000,000

                     August 31, 1997                            $19,500,000

                     September 30, 1997                         $21,000,000

                     October 31, 1997                           $21,500,000

                     November 30, 1997                          $22,000,000

                     December 31, 1997                          $23,000,000

                     January 31, 1998                           $23,500,000

                     February 28, 1998                          $24,000,000

                     March 31, 1998                             $26,500,000

                     April 30, 1998,                            $28,000,000

                     May 31, 1998,
                     and thereafter                             $30,000,000

provided, however, that for purposes of these calculations, any charges incurred in any fiscal period resulting from the application of FASB 121 (Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of) shall not be included for purposes of determining Net Income for that period. The failure of the Borrowers to comply with the Minimum Operating Cash Flow covenant set forth in this Section 6 shall not, of itself, constitute a default or an Event of Default under the Credit Agreement. If the Borrowers shall fail to comply with the terms of this Section 6, or in the event that the Borrowers shall fail to comply with any of the covenants set forth in Sections 7.07, 7.08,
7.09 or 7.10 of the Credit Agreement, as amended, the Borrowers shall, immediately upon the written request of the Bank, (i) obtain an appraisal, from a reputable appraiser mutually acceptable to the Bank and the Borrowers, of the value of all its inventory, which appraisal shall be delivered to the Bank within thirty (30) days after the Bank shall have provided written notice with respect thereto to the Borrowers, or any of them, and (ii) grant to the Bank a first priority, perfected security interest in all Borrowers' raw material inventory, wherever located, pursuant to documents, instruments or agreements satisfactory to the Bank in its sole discretion, and substantially similar to the Security Agreement executed in connection with the Credit Agreement and, in furtherance thereof, execute and deliver to the Bank such UCC-1 financing statements or similar recordable documents, which the Bank shall request. The remedies set forth in this Section 6 with respect to a failure to comply with the covenants set forth in Sections 7.07, 7.08, 7.09 or 7.10 shall be in addition to, and


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not in substitution or waiver of, the remedies set forth in the Credit
Agreement, or in any Loan Document.

     7. As a condition to the execution and delivery of this Sixth Amendment to Credit Agreement, the Borrowers shall deliver to the Bank, in form and content satisfactory to the Bank and its counsel, the following documents, instruments or payments:

        (a) A certified copy of resolutions adopted by the Board of Directors of each of the Borrowers authorizing the execution, delivery and performance of this Sixth Amendment, and all of the documents and instruments required by the Bank for the implementation of this Agreement;

        (b) The favorable written opinion of Pepper, Hamilton & Scheetz, counsel to the Borrowers, substantially in the form of Exhibit "A" hereto, dated the date of this Sixth Amendment, addressed to the Bank and satisfactory to it; and

        (c) An amendment fee in the amount of $25,000.

     8. The Borrowers hereby:

        (a) acknowledge and agree that all of their representations, warranties and covenants contained in the Credit Agreement and/or in the Loan Documents, as amended hereby, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof, except as set forth on Schedule 8(a) attached to this Sixth Amendment; provided, however, that with respect to the dates set forth in certain representations, such dates shall be updated as follows:

              (i) in Section 4.05, the referenced date shall be September 30, 1996;

             (ii) in Section 4.07(a), the referenced date for consolidated balance sheet shall be September 30, 1996;

            (iii) in Section 4.07(b), the referenced date shall be 1997; and

             (iv) in Section 4.07(c), the referenced 1995 Fiscal Year and 1996 Fiscal Year shall be changed to 1996 Fiscal Year and 1997 Fiscal Year, respectively.

        (b) acknowledge and agree that they have no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Credit Agreement or the Loan Documents or the Obligations, or the enforcement of any of the terms of the Credit Agreement or the Loan Documents, as amended hereby; and


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        (c) represent and warrant that no Event of Default, as defined in the
Credit Agreement, exists or will exist upon the delivery of notice, passage of time or both.

     9. The Borrowers will pay all of Bank's out-of-pocket costs and expenses incurred in connection with the review, preparation, negotiation, documentation and closing of this Sixth Amendment and the consummation of the transactions contemplated herein, including, without limitation, fees, expenses and disbursements of counsel retained by Bank and all fees related to filings, recording of documents and searches, appraisal costs, whether or not the transactions contemplated hereunder are consummated.

     10. All other terms and conditions of the Credit Agreement and of the Loan Documents, not inconsistent with the terms hereof, shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers.


     IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Sixth Amendment to Credit Agreement to be executed by their respective authorized officers as of the day and year first above written.


                                            MOTHERS WORK, INC.

                                            By: /S/ THOMAS FRANK
                                                -------------------------------
                                                Name:  Thomas Frank
                                                Title: Vice President


                                            CAVE SPRINGS, INC.

                                            By: /S/ THOMAS FRANK
                                                -------------------------------
                                                Name:  Thomas Frank
                                                Title: Vice President


                                            THE PAGE BOY COMPANY, INC.

                                            By: /S/ THOMAS FRANK
                                                -------------------------------
                                                Name:  Thomas Frank
                                                Title: Vice President


                                            MOTHERS WORK (R.E.), INC.

                                            By: /S/ THOMAS FRANK
                                                -------------------------------
                                                Name:  Thomas Frank
                                                Title: Vice President


                                            CORESTATES BANK, N.A.

                                            By: /S/ RANDAL D. SOUTHERN
                                                -------------------------------
                                                Name:  Randal D. Southern
                                                Title: Vice President


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                           QUALIFICATIONS, EXCEPTIONS
                               TO REPRESENTATIONS


                                      NONE



                                  SCHEDULE 6(a)


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